THE BOND FUND OF AMERICA, INC.

              333 South Hope Street, Los Angeles, California 90071
                  Telephone (213) 486-9200 Fax (213) 486-9455



Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $720,504
------------------ --------------------------------
------------------ --------------------------------
Class B            $52,350
------------------ --------------------------------
------------------ --------------------------------
Class C            $32,059
------------------ --------------------------------
------------------ --------------------------------
Class F            $11,977
------------------ --------------------------------
------------------ --------------------------------
Total              $816,990
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $4,034
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $1,127
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $1,805
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $249
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $48
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $122
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $3,030
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $2,906
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $605
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $5,630
------------------ --------------------------------
------------------ --------------------------------
Total              $19,556
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.7050
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.6061
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.5951
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.6974
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.7039
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.5812
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.5829
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.6528
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.6747
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.5955
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.6005
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.6508
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.6975
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.7405
-------------------- -------------------------------------------



Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            1,036,019
------------------ ----------------------------------
------------------ ----------------------------------
Class B            94,341
------------------ ----------------------------------
------------------ ----------------------------------
Class C            62,773
------------------ ----------------------------------
------------------ ----------------------------------
Class F            21,602
------------------ ----------------------------------
------------------ ----------------------------------
Total              1,214,735
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        8,116
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        2,611
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        4,157
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        524
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        158
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          345
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          8,213
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          7,045
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          1,365
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          7,851
------------------ ----------------------------------
------------------ ----------------------------------
Total              40,385
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $13.51
----------------------- -------------------------
----------------------- -------------------------
Class B                 $13.51
----------------------- -------------------------
----------------------- -------------------------
Class C                 $13.51
----------------------- -------------------------
----------------------- -------------------------
Class F                 $13.51
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $13.51
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $13.51
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $13.51
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $13.51
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $13.51
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $13.51
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $13.51
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $13.51
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $13.51
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $13.51
----------------------- -------------------------